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                                                                 Exhibit 10(nnn)

                   Amendment to Lockheed Martin Corporation
                      Supplemental Excess Retirement Plan
       At its meeting held on October 24, 1996, the Board of Directors of
Lockheed Martin Corporation adopted the following resolution:

                  RESOLVED, That the Martin Marietta Corporation Supplemental Excess Retirement Plan be amended as set forth in the amendment attached hereto as Exhibit A;

                  RESOLVED FURTHER, That the proper officers of the Corporation be and each hereby is authorized to execute and deliver such instruments, agreements, certifications and other documents, and to take all such further actions as such officers shall determine in their sole discretion to be necessary or advisable to effect the intent of the foregoing resolution.
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                                   EXHIBIT A


                   Amendment to Martin Marietta Corporation
                      Supplemental Excess Retirement Plan


     The Martin Marietta Corporation Supplemental Excess Retirement Plan hereby is amended as follows:

     1. Effective January 28, 1996, the Plan is amended to replace each reference to "Martin Marietta Corporation" with "Lockheed Martin Corporation".

     2. Effective January 1, 1996, the following is added as the last sentence of Section 5.2 of the Plan:

     Notwithstanding anything herein to the contrary, a Participant who retires under Section 4 of this Plan and Section IV(3) of the Lockheed Martin Retirement Income Plan on or after January 1, 1996 shall be eligible for benefits under this Section.

     3. Effective January 1, 1997, the following is added as the last sentence of Sections 5.1, 5.2 and 5.3 of the Plan:

     For purposes of calculating benefits under this Section for Participants who retire on or after January 1, 1997, the benefits payable under the Retirement Plan shall be calculated by including incentive compensation payments in Pensionable Earnings during the year earned and not in the following year.